Supplement Dated August 26, 2003

To the Prospectus of the

VARIFUND PLUS Variable Annuity

Dated May 1, 2003

Issued Through

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF AMERICA

On May 1, 2003, Levco Equity Value Fund (“Levco Fund”) Subaccount, an investment option under the Varifund Plus variable annuity, was closed to new monies as Canada Life had learned that the Levco Fund would be liquidated on or about September 1, 2003. As a result, beginning May 1, 2003, the Subaccount investing in the Levco Fund no longer accepted new premiums or transfers from other Subaccounts or the fixed account, including dollar cost averaging transfers and automatic portfolio rebalancing. Monies already allocated to the Levco Fund Subaccount remained in that Subaccount unless Canada Life received transfer instructions from you.

Canada Life has now been advised that the Levco Fund will not be liquidated. As a result, the Subaccount investing in the Levco Fund will be re-opened effective immediately and will now accept new premiums and transfers from other Subaccounts or the fixed account, including dollar cost averaging transfers and automatic portfolio rebalancing.

The following fees and expenses, before reimbursement and waivers, are associated with the Levco Fund for the year ended December 31, 2002:

Portfolio Name	Management Fees	12(b)-1 Fees	Other Expenses (before expense reimbursement, if any)	Total Annual Portfolio Expenses (before expense reimbursement, if any)
Levco Equity Value Fund	0.85%	0.00%	0.98%	1.83%(a)

(a) The Adviser, John A. Levin & Co., contributed capital to the Levco Fund for estimated income tax expenses incurred by the Levco Fund. The expense ratios and net investment income ratios were increased by 0.17% and decreased by 0.17%, respectively. As a result of the Adviser’s capital contribution, there was no impact to the Levco Fund’s net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the Adviser through a capital contribution.

Please call the Administrative Office at 1-800-905-1959 should you need any additional information.

Please keep this supplement for future reference.